UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2006

                               PracticeXpert, Inc.
                               -------------------
             (Exact name of Registrant as Specified in its Charter)

           Nevada                       0-30583                 87-0622329
           ------                       -------                 ----------
(State or Other Jurisdiction   (Commission file number)      (I.R.S. Employer
    of Incorporation or                                   Identification Number)
       Organization)

                       23975 Park Sorrento Drive, No. 110
                           Calabasas, California 91302
                           ---------------------------
           (Address of Principal Executive Offices including Zip Code)

                                 (818) 591-0081
                                 --------------
              (Registrant's Telephone Number, including Area Code)


           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

After the close of business on January 13, 2006, PracticeXpert of Idaho, Inc. and PracticeXpert of Oklahoma, Inc. (collectively, the "Subsidiaries"), wholly owned subsidiaries of PracticeXpert, Inc. (the "Company"), received a notice of termination of the asset-based financing revolving credit facility (the "Loan") with Meridian Commercial Healthcare Finance LLC ("Meridian"). Meridian has alleged as its basis for the early termination of Loan, among other things, that it deems itself insecure with respect to the prospect of repayment of the Loan and demanded immediate repayment. Since the date of the notice, Meridian has received payments from the Company and its Subsidiaries in the approximate amount of One Hundred Twenty-One Thousand Dollars ($121,000). As of the date of this report, the outstanding balance of the Loan is approximately One Hundred Twenty Thousand Two Hundred Seventy-Four Dollars ($120, 274). In addition, Meridian has claimed that it is owed an early termination fee in the amount of Thirty Thousand Dollars ($30,000); however, the Company and the Subsidiaries have disputed Meridian's entitlement to this fee. The Company is also responsible for accrued interest, fees and legal expenses of Meridian pursuant to the terms of the Loan. Meridian has informed the Company that it reserves all rights and remedies it may have at law or in equity with respect to repayment of the Loan.

In connection with the Loan, the Subsidiaries have granted to Meridian a security interest in certain of its assets, including the Subsidiaries' accounts receivable. The Company, Practice Xpert Services Corp. and PracticeXpert Systems, Inc., wholly owned subsidiaries of the Company, have each provided a guaranty in favor of Meridian for the Loan. Jonathan Doctor, President and Chief Executive Officer, and Michael Manahan, Executive Vice President, Funding, Acquisitions, Strategic and Investor Relationships, each have provided validity guarantees in favor of Meridian for the Loan for purposes of indemnifying Meridian for certain of its losses and expenses.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRACTICEXPERT, INC.

                                   (Registrant)

 Dated: January 20, 2006

                                   By: /s/ Jonathan Doctor
                                       -------------------------------------
                                       Jonathan Doctor
                                       President and Chief Executive Officer

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